UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                AMENDMENT NO. 2 TO

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   October 4, 2005
                                                           ---------------

                           NeMeasure Technology, Inc.
                   ___________________________________________
             (Exact name of registrant as specified in its charter)

                                     Nevada
                       __________________________________
                 (State or other jurisdiction of incorporation)


            0-27675                        86-0914695
(Commission  File  Number)       (IRS  Employer  Identification  No.)

            Buk-ri  35,  Nama-Myun,  Yongin  City,  South  Korea
________________________________________________________________________
          (Address of principal executive offices)          (Zip Code)

                                  82-31-329-8700
               Registrant's telephone number, including area code:

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1 to the Form 8-K filing of Netmeasure Technology, Inc. filed on November 3, 2005, is hereby amended to providing revised Exhibit 16 as follows: